UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 29, 2004


                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)


             0-20852                                    16-1387013
             -------                                    ----------
     (Commission File Number)               (I.R.S. Employer Identification No.)


                 2000 Technology Parkway, Newark, New York     14513
                 ---------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)







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Item 7.  Financial Statements, Pro Forma Financials and Exhibits.

         (a)   Financial Statements of Business Acquired.

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits.

               99.1    Press Release dated July 29, 2004.



Item 12. Results of Operations and Financial Condition.

Ultralife Batteries, Inc. today reported operating income of $3.6 million on revenues of $28.4 million for its second quarter ended June 26, 2004. Operating income and revenue increased 91% and 41%, respectively, over the same three-month period in 2003 when the company reported operating income of $1.9 million on revenue of $20.1 million. Refer to the attached Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished and not filed, and which shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in any such filing.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ULTRALIFE BATTERIES, INC.

Dated: July 29, 2004                           By: /s/ Robert W. Fishback
                                                   -----------------------------
                                                   Robert W. Fishback
                                                   Vice President of Finance &
                                                   Chief Financial Officer





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                                Index to Exhibits





(99)   Additional Exhibits

       99.1    Press Release dated July 29, 2004.